                                                            Exhibit 99.1

                     DIRECTOR COMPENSATION SUMMARY
Board Annual Cash Retainer
   Director Retainer                                      $50,000

Committee Chair Annual Retainer
   Audit Committee                                        $15,000
   Compensation Committee                                 $12,500
   Governance Committee                                   $10,000
   Finance Committee                                      $10,000

Committee Member Annual Retainer
   Audit Committee                                        $10,000
   Compensation Committee                                 $10,000
   Governance Committee                                   $10,000
   Finance Committee                                      $10,000

Committee Member Annual Retainer
   Board - In Person                                           $0
   Board - Telephonic                                          $0
   Committee - In Person                                       $0
   Committee - Telephonic                                      $0

Annual Stock Award                                        $75,000